Exhibit 10(d)

FIRST AMENDMENT

This FIRST AMENDMENT dated as of June __, 2008 (this “First Amendment”) to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 29, 2007 (the “Credit Agreement”) among TRUNKLINE LNG HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), PANHANDLE EASTERN PIPE LINE COMPANY, LP, a Delaware limited partnership (“Panhandle Eastern”), CROSSCOUNTRY CITRUS, LLC, a Delaware limited liability company (“CCC”), the financial institutions parties thereto as Banks (collectively, the “Banks” and, individually, a “Bank”); BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH (“HVB”), in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) for the Banks, Bank of America, N.A. as the Syndication Agent, JP Morgan Chase Bank, N.A., Bayerische Landesbank, New York Branch and Mizuho Corporate Bank Ltd, as the Co-Document Agents and UniCredit Markets & Investment Bank acting through HVB and Banc of America Securities LLC as the joint lead arrangers and joint book managers.

RECITALS:

WHEREAS, the Borrower, Administrative Agent and the Majority Banks wish to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE 1. DEFINITIONS

1.1. Definitions.  Terms used but not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

ARTICLE 2. AMENDMENTS

2.1. Prepayments.  Section 2.5(b) of the Credit Agreement is hereby amended by adding the following text at the end of the last sentence thereof, before the period (“.”):

; provided further that Borrower shall receive a credit against any mandatory prepayments due under this Section 2.5(b) in the amount of, and any such mandatory prepayments shall be reduced by, the aggregate amount of voluntary prepayments made by Borrower pursuant to Section 2.5(a) hereof prior to the due date of any such mandatory prepayments, until such voluntary prepayments have been fully credited for such purpose.

2.2. Financial Statements and Information.  Section 5.1 of the Credit Agreement is hereby amended by adding the following text after subsection 5.01(c) as a new subsection 5.01(d):

(d)           as soon as available, and in any event within 60 days after the end of each quarterly accounting period in each fiscal year of the Borrower, a reconciliation of its voluntary and mandatory prepayments through the end of such period, substantially in the form of the attached Form of Prepayment Certificate attached as Exhibit C;

and existing subsections 5.01(d) and 5.01(e) shall change to subsections (e) and (f).  Upon the execution of this First Amendment the Form of Prepayment Certificate attached hereto as Exhibit C shall become Exhibit C to the Credit Agreement.

ARTICLE 3. AMENDMENT TO INTER-COMPANY NOTE

The Administrative Agent and the Majority Banks hereby consent and agree, for the purposes of Section 7.11 of the Credit Agreement, to the amendment of the Inter-Company Note in the executed form attached hereto as Exhibit D.  Upon the execution of this First Amendment Exhibit D hereto shall become Exhibit D to the Credit Agreement, and the Inter-Company Note as so amended shall become effective as of the date of effectiveness of this First Amendment pursuant to Article 4 hereof.

ARTICLE 4. CONDITIONS TO EFFECTIVENESS

The effectiveness of this First Amendment shall be subject to the satisfaction of each of the following conditions precedent:

4.1. Execution.  The Administrative Agent shall have executed this First Amendment and the Borrower and representatives of the Majority Banks shall have delivered to the Administrative Agent duly executed counterparts of this First Amendment.

4.2. Representations and Warranties.  The Borrower shall have confirmed to the Administrative Agent by its signature below that (a) all representations and warranties made by each Loan Party shall be true and correct as of the effective date of this First Amendment (unless such representation or warranty release solely to an earlier date, in which case it shall have been true and correct as of such earlier date); and (b) no Default or Event of Default has occurred and is continuing as of the effective date of this First Amendment.

ARTICLE 5. MISCELLANEOUS

5.1. Execution of the Amendment.  This Amendment is executed and shall be construed as a First Amendment to the Credit Agreement and as provided in the Credit Agreement this First Amendment forms a part thereof as amended hereby in full force and execution.

5.2. Ratification.  Each of the Loan Documents shall continue to be in full force and effect and are hereby ratified in all respects.

5.3. No Waiver.  This First Amendment is made in amendment and modification of, but not extinguishment of, the obligations set forth in the Credit Agreement and the other Loan Documents, and except as specifically modified pursuant to the terms of this First Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Banks under the Credit Agreement and the other Loan Documents. The execution, delivery and performance by the Administrative Agent and the other parties hereto of this First Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default (except as expressly set forth in Article 3 above) now existing or hereafter arising.

5.4. Severability.  In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

5.5. Headings.  Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

5.6. APPLICABLE LAW.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

5.7. Counterparts; Electronic Transmission of Signatures.  This First Amendment may be signed in separate counterparts, each of which when taken together shall constitute but one and the same instrument.  The parties agree that this First Agreement will be considered signed by a party when such party’s signature is delivered by facsimile or electronic mail transmission to the counterparty.  Such facsimile or electronic mail signature shall be treated in all respects as having the same effect as an original signature.

[Remainder of page intentionally left blank]

NEWY1\8247440.5

IN WITNESS WHEREOF, the parties hereto, by their respective officers thereunto duly authorized, have executed this Agreement on the dates set forth below to be effective as of the date all signature pages are executed and delivered.

TRUNKLINE LNG HOLDINGS LLC as Borrower
By:	_______________________________
Name:
Title:
PANHANDLE EASTERN PIPE LINE COMPANY, LP as a Guarantor
By:	_______________________________
Name:
Title:
CROSSCOUNTRY CITRUS, LLC as a Guarantor
By:	______________________________
Name:
Title:

[Signature Page to the First Amendment]

NEWY1\8247440.5

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH as a Bank and as the Administrative Agent for the Banks
By:	__________________________________
Name:
Title:
By:	______________________________
Name:
Title:

[Signature Page to the First Amendment]

NEWY1\8247440.5

BANK OF AMERICA, N.A., as a Bank
By: ___________________________________
Name:
Title:

[Signature Page to the First Amendment]

JPMORGAN CHASE BANK, N.A., as a Bank
By: ___________________________________
Name:
Title:

[Signature Page to the First Amendment]

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as a Bank
By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

[Signature Page to the First Amendment]

CALYON NEW YORK BRANCH, as a Bank
By: ___________________________________
Name:
Title:

By: ___________________________________
Name:
Title:

[Signature Page to the First Amendment]

MIZUHO CORPORATE BANK, LTD., as a Bank
By: ___________________________________
Name:
Title:

[Signature Page to the First Amendment]

MALAYAN BANKING BERHAD, NEW YORK BRANCH, as a Bank
By: ___________________________________
Name:
Title:

[Signature Page to the First Amendment]

SUNTRUST BANK, as a Bank
By: ___________________________________
Name:
Title:

[Signature Page to the First Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank
By: ___________________________________
Name:
Title:

[Signature Page to the First Amendment]

NATIONAL BANK OF EGYPT, NEW YORK BRANCH, as a Bank
By: ___________________________________
Name:
Title:

[Signature Page to the First Amendment]

WELLS FARGO BANK, N.A., as a Bank
By: ___________________________________
Name:
Title:

[Signature Page to the First Amendment]

UMB BANK, N.A., as a Bank
By: ___________________________________
Name:
Title:

[Signature Page to the First Amendment]

TAIPEI FUBON COMMERCIAL BANK CO., LTD., as a Bank
By: ___________________________________
Name:
Title:

[Signature Page to the First Amendment]

NEWY1\8247440.5

Exhibit C

Trunkline LNG Holdings LLC
Quarterly Certificate of Voluntary and Mandatory Prepayments
Delivered in compliance with Section 5.1 of the Amended and Restated Credit Agreement dated as of June 29, 2007

Fiscal Quarter Ending:	6/30/2008	9/30/2008	12/31/2008	3/31/2009	6/30/2009	9/30/2009	12/31/2009	3/31/2010	6/30/2010

Voluntary Prepayment Credit balance
at beginning of quarter

Voluntary Prepayments made
during the quarter

Mandatory Prepayment requirement
per Section 2.5 b.

Amount of Mandatory Prepayment
paid in the quarter

Amount of Mandatory Prepayment offset
against Voluntary Prepayment Credit

Voluntary Prepayment Credit balance
at end of quarter

Fiscal Quarter Ending:	9/30/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	3/31/2012	6/30/2012

Voluntary Prepayment Credit balance
at beginning of quarter

Voluntary Prepayments made
during the quarter

Mandatory Prepayment requirement
per Section 2.5 b.

Amount of Mandatory Prepayment
paid in the quarter

Amount of Mandatory Prepayment offset
against Voluntary Prepayment Credit

Voluntary Prepayment Credit balance
at end of quarter

NEWY1\8247440.5